CONFIDENTIAL TREATMENT REQUESTED Redacted Portions are indicated by [****]

FirstCyte Ductal Lavage

Idea Center Proposal

1020451

Presented to:

Steven Quay

Atossa Genetics

Presented by:

Gary Falwell

Technical Business Development Leader

Accellent Inc

100 Fordham Road

Wilmington, MA 01887

August 8, 2011

Development and Manufacturing Transfer for Atossa

Table of Contents

Executive Summary	3

Key Assumptions	5

Cost Estimate for the Project	8

Unit Price Estimates	9

Payment Terms and Execution	10

Accellent Inc	11

Appendix I: Engineering Services Terms and Conditions	12

Appendix II: Key Personnel	15

Appendix III: Accellent Commitment to Quality	16

Appendix IV: Accellent Three Phase Design Control	17

Appendix V: Preliminary Project Gantt	18

Appendix VI: Deliverables Checklist	18

Appendix VII: Equipment and Fixture List.	18

Proposal # 1020451	Page 2 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Executive Summary

Background	Atossa Genetics Inc is a privately held company focused on the development and marketing of a novel cellular and molecular diagnostic risk assessment for breast cancer. Steven C. Quay, M.D., Ph.D. Chairman, President, and Chief Executive Officer is a physician scientist and biotechnology entrepreneur who has founded six companies and rebranded a seventh over a 25+ year career.

Atossa has purchased the rights to the Cytec FirstCyte Aspirator, E.Z Microcatheter, UltraSlim and tapered Dilator products previously produced by MedSource.

Atossa would like Accellent to resurrect the Cytec FirstCyte Aspirator, E.Z Microcatheter, UltraSlim and tapered Dilator products previously produced by MedSource (and subsequently by Hologic/Cytyc in its Costa Rica facility) and begin manufacturing of these devices. To do this, Accellent will need to re-establish the supply chain and a validated manufacturing process.

Project Scope	The objective of this project is to re-introduce into manufacturing the FirstCyte Ductal Lavage system that was previously produced by MedSource in its Newton, MA facility.

To accomplish this, Accellent proposes three project phases: Phase I: Transfer preparation
	•	Updates to design and manufacturing documents as required.
	•	Re-establish supply chain for each device.
	•	Execute Pre-DV builds and testing.

Phase II: Design Verification
	•	Establish Master Validation Plan for the devices.
	•	Finalize design and manufacturing documentation.
	•	Execute DV builds for the devices.
	•	Execute DV testing for the devices.
	•	Complete a clinical build and provide devices to Atossa after executing Accellent’s sterile lot release process. Estimated availability of clinical devices is ~7.5-8 months after project start.

Phase III: Validation
	•	Complete all tooling / component validation activity.
	—	Conduct PQ builds and testing.
	—	Sterilization Validation.
	—	Complete and audit the DHF and DMR.
	—	Commercial release of the devices.

The detailed tasks to accomplish this are outlined in the Project Gantt located in Appendix V. The Key Deliverables from the activities included in this program are outlined in Appendix VI.

Proposal # 1020451	Page 3 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Timeline & NRE	Phase I: 13 Weeks –	[****]
Price Estimate	Phase II: 11 Weeks	[****]
	Phase III: 15 Weeks	[****]
	Phase I-III: 39 Weeks	713,000

Estimated availability of clinical devices is ~7.5-8 months after project start.

Unit Price	Pricing for kit containing 5 of each device.
Estimate
[****]
	Kit containing 5	[****]
	of each device	[****]

See detailed unit pricing table on page 8 for more information.

Prototype & Pre-production units are billed on a Time & Materials basis.

Customer Deliverables	In order to ensure program success, Accellent requires the following Customer Deliverables prior to the project start:

— Signed Proposal
— Purchase Order

Proposal # 1020451	Page 4 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Key Assumptions

In preparing this proposal for Atossa, Accellent has made the following assumptions:

■	Estimates provided are based upon the released documents that were contained in MedSource’s system at the time these devices were produced in its former Newton, MA facility. Accellent cannot guarantee that its records carried over from MedSource represent the latest embodiment of the devices, especially given that the device was manufactured by Hologic/Cytyc in its Costa Rica facility after MedSource completed its production of devices. A thorough review of the device drawings and manufacturing documentation is included in the scope of this proposal. A milestone is to be established in the project for Accellent and Atossa to review and agree upon the design to be built, tested, and released into production.

■	The Design History File (DHF) for the devices is not available requiring that it must be rebuilt prior to releasing these devices into production. The scope of this project is based upon the initial DHF gap analysis that Accellent has executed. Based upon the results of that documentation assessment, it is assumed that the Accellent project team will have documents to be used as starting points. However, effort will be required as part of this project to update the documentation and to generate the official reports demonstrating compliance. Additionally, testing required to support those reports may be required and is included in the scope of this proposal.

■	It is assumed that all tooling for components is available and appropriate for production use, though re-validation may be required. If it is determined that new tooling for any component is required, the effect on cost and timing will be communicated to Atossa prior to incurring the additional cost associated with the scope change.

■	Included in the scope of this project is the transfer of the models and drawings into Accellent’s current system. The time estimated to complete this task is based upon an initial assessment of drawings sampled from the MedSource archive. When transferring documents of this type, compatibility issues could arise that may require creating drawings from scratch rather than a simple transfer. If it is determined during the transfer process that drawings need to be generated from scratch, this change will be communicated to Atossa and the effect on timing and cost will be reviewed prior to incurring the additional cost.

■	A new kit configuration consisting of 5 of each device is assumed to be required. This proposal includes the packaging design and testing required for the new shelf carton and shipper boxes required to meet this requirement.

■	Existing fixture designs available in Accellent’s archived project folders will be used as a baseline for fixture designs for this project. However, due to EH&S requirements some designs may need to be updated.

■	Maximum lead time for any given component is assumed to be 4 weeks. This will be updated when final quotes from all suppliers are received based upon the final updated drawings being released for each device.

Proposal # 1020451	Page 5 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

■	Maximum lead time for equipment and fixtures is assumed to be 4 weeks. This will be updated when final quotes from all suppliers are received based upon the final updated manufacturing procedures being released for each device.

■	One round of pre-DV testing is sufficient to achieve confidence in passing DV. If an additional round of build and testing is required, Accellent will review the effect on cost and timing with Atossa prior to executing the additional work.

■	1-year shelf life assumed.

■	Parts for Design Verification, tooling validation, OQ, PQ, and the clinical build will all be ordered concurrently.

■	Clinical devices will be built at risk following the DV build and made available to Atossa following sterile lot release process and successful completion of transit, aging, and biocompatibility testing.

■	PQ builds are set to start after successful completion of transit, aging, biocompatibility. Starting PQ at risk before test completion could reduce timeline by ~1 month.

■	Existing bar and tray sealer equipment in Laconia will be used for this project. If it is determined that dedicated equipment is required to support this line, the cost of this equipment will be quoted separately.

■	Gamma sterilization is assumed for all devices.

■	Accellent assumes Form-Fit-Function prototypes in Phase I require 50 units, which are NOT FOR HUMAN USE, and Design Verification in Phase II requires 100 units.

■	Accellent has estimated the cost of the Materials for pre-production units in our Cost Estimate Section on page 8 and has planned the timeline accordingly; any change to the number of units may affect the Materials cost and/or the project Timeline. Estimated not included in this version of the proposal, but will be added to next revision.

■	Accellent assumes Design Validation requires 300 PQ units and human use Clinical trials performed by Atossa require 200 units; these units will be billed at the lowest volume Unit Price Estimate in our Cost Estimate Section on page 9. The material cost estimates on Page 8 includes the cost for the clinical devices in Phase II.

■	Atossa is responsible for defining product inputs and is ultimately responsible for assessing clinical efficacy; Accellent will work closely with Atossa to translate design inputs in to measurable specifications.

■	An approved supplier will perform sterilization services as an Outside Service. Accellent and Atossa will jointly review the sterilization protocol and report, which will include the results of the Sterilization Validation/Revalidation. Atossa will have final approval responsibility for all sterilization documentation and is ultimately responsible for verification and certification of product sterility. A Supply Agreement between Accellent and Atossa will define the product transfer and terms of sterile lot release.

Proposal # 1020451	Page 6 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

■	Atossa is responsible for the cost of Quarterly Dose Audits (Gamma), which include sterilization charges, transportation charges, test lab charges, product (destructive test units) costs and documentation costs.

■	Atossa is responsible for ensuring Atossa-supplied materials meet incoming inspection requirements and comply with quality requirements per the drawings.

■	The timeline estimated in this proposal is contingent on the timely receipt of documentation, drawings and approvals from Atossa; delays outside of Accellent’s direct control may affect the timeline and schedule provided.

■	Atossa will work with Accellent prior to the project start to align Accellent’s project plan with Atossa’s project plan.

■	Additional Terms & Conditions that apply to this proposal are located in Appendix I.

Proposal # 1020451	Page 7 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Cost Estimate for the Project

	Phase	Labor	Materials	Tooling & Equipment	Travel & Shipping	Outside Services	Total

Quoted	Phase I Preparation 13 Weeks	[****]	[****]	[****]	[****]	[****]	[****]
			[****]	[****]	[****]	[****]	[****]
Budgetary	Phase II Design Verification 11 Weeks	[****]	[****]	[****]	[****]	[****]	[****]
			[****]	[****]	[****]	[****]	[****]
	Phase III Design Validation & Transfer 15 Weeks	[****]	[****]	[****]	[****]	[****]	[****]
		[****]	[****]	[****]	[****]	[****]	[****]
Total Estimate	Phase I-III 39 Weeks	[****]	[****]	[****]	[****]	[****]	[****]

This is a good faith estimate based on managing projects of similar scope and complexity. If unanticipated contingencies or changes in project scope potentially cause the estimate to be exceeded, Atossa’s written authorization will be required prior to incurring expenses beyond this estimate. Travel Expenses are in addition and will be billed at cost, as incurred.

▪	See Appendix VII for the equipment list that is assumed to be required to reestablish the production of these devices.

▪	Phase II material estimate includes ~100 devices for DV and ~200 devices to be provided to Atossa for human use clinical testing.

▪	Saleable PQ devices will be built in Phase III and will be billed at the lowest volume Unit Price Estimate in our Cost Estimate Section on page 9.

Proposal # 1020451	Page 8 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Part Number	[****]	[****]	[****]	[****]	[****]

160-08427-00 FirstCyte Microcatheter	[****]	[****]	[****]	[****]	[****]

160-08417-00 FirstCyte Aspirator	[****]	[****]	[****]	[****]	[****]

160-08788-00 FirstCyte UltraSlim Dilator	[****]	[****]	[****]	[****]	[****]

160-08782-00 FirstCyte Tapered Dilator	[****]	[****]	[****]	[****]	[****]

Kit containing 5 of each device	[****]	[****]	[****]	[****]	[****]

▪	Accellent reserves the right to revise the Unit Price Estimates; the above pricing reflects Accellent’s best estimate based on the current product concept and/or Bill of Materials (BOM) received from Atossa and assumes lot purchasing for optimum supply chain management. Any changes to the BOM, component material selection or quantities per may require Accellent to re-estimate the Unit Price.

▪	As design and development progress and annual volumes are established, a more accurate Unit Price Estimate can be determined. A Manufacturing Agreement will establish final Unit Price and Volume Breaks.

▪	Aspirator cup and f-adaptor in MicroCatheter are assumed to be made from RX2530 Macrolon, which is what the supplier stated was used when parts were supplied to Cytyc. MedSource prints state Lexan, which must be an old revision.

▪	MicroCatheter: Sheath 110-08987-00 shall be manufactured from LDPE and not HDPE as the drawing states.

Proposal # 1020451	Page 9 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Payment Terms and Execution

To initiate this proposed project, we require an authorization of $296,000 for Engineering Services and related expenses, which may include tooling, travel, materials, outside services and other items allocated to this project. A deposit of $50,000, which will be credited against final invoices, is also required prior to the project start.

Prior to the end of each phase of the project, Accellent will provide Atossa with an updated cost estimate for the following phase. A purchase order will then be required to continue into the next phase of this project.

Invoices will be sent monthly on a Time & Materials basis; a final invoice for final expenses will be sent upon completion of this work.

Payment Terms are Net 30; past due invoices will incur interest charges at the rate of 1.5% per month.

A full set of Terms & Conditions related to Accellent’s Engineering Services is provided in Appendix I of this proposal and shall have full force and effect over the content of this proposal. Terms & Conditions for production components and assemblies developed under this agreement shall be subject to Accellent’s standard Terms & Conditions. A copy of this document can be provided upon request.

This proposal is valid for 30 days.

To proceed, please return this proposal with:

1) The required signature acknowledging your acceptance.

2) A Phase I Purchase Order for [****] referencing Proposal No. 1020451.

3) A deposit/retainer for [****] prior to the project kick-off meeting.

This program may be canceled at any time and by either party with 10 days written notice. Atossa will be responsible only for charges incurred up to the termination date (including material, tooling purchases and cancellation charges).

Accepted For		Accepted For
Accellent Inc		Atossa

Signature:		Signature:

/s/ Gary Falwell

Name:	Gary Falwell	Name:	Steven Quay

Title:	Technical Business Development Leader	Title:	President

Date:	August 8, 2011	Date:

Proposal # 1020451	Page 10 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Accellent Inc

Accellent is the established leader in the field of medical device outsourcing. We have over 3,000 employees and focus the breadth of our expertise on:

• Increased speed to market

• Lower total delivered cost

• Continuous improvement

Accellent provides complete design to assembly services of custom precision components and completed devices on a global basis. We have manufacturing facilities in the United States, Mexico and Europe. Our Integrated OutsourcingSM model provides supply chain management to companies looking to bring new products to market quickly and cost-effectively.

The comprehensive scope of our services includes product development, functional design and analysis, complete project management, thin wall plastic and metal tubing, precision machining, metal stamping and wire forming, metal and plastic injection molding, grinding and coiling, laser processing, radiopaque markers, assembly, packaging, labeling, contract sterilization and order fulfillment. Accellent has the capability to accommodate a product anywhere in its lifecycle - from rapid prototyping of early designs to pilot production, to large scale, off-shore manufacturing in a QSR-compliant operation. Our product experience is very broad within the three core market segments we serve; endoscopy, cardiology and orthopaedics.

The Engineering Services group in our Boston Technical Center numbers more than 35 professionals with backgrounds in mechanical engineering, material science, manufacturing and quality engineering and project management. Dedicated teams handle your project from initiation through validation ensuring a seamless transition from design to manufacturing. Our Project Manager is accountable to you until the successful transition of the project to production manufacturing.

Accellent is ISO 13485 certified and registered with the FDA and is committed to continuous improvement of its business processes. Additional information can be found on our web site, www.Accellent.com.

Integrated Outsourcing is a service mark of Accellent, Inc.

Proposal # 1020451	Page 11 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Appendix I: Engineering Services Terms and Conditions

To effectively execute the Project Scope outlined in this proposal, Accellent establishes the following terms and conditions for Services it provides.

Services. “Services” means all work performed by Accellent as detailed in this proposal.

Statement of Confidential Intent

Accellent is providing this proposal at the request of Atossa. The project goals and product details are as described to us by Atossa. The development process and techniques presented herein for accomplishing those goals are the property of Accellent and are intended exclusively for our use while under contract to Atossa.

Purchase Orders; Payment Terms; Inconsistencies. Accellent’s Services will be performed according to this Proposal. Atossa shall make payment to Accellent for the Services in accordance with the terms of this Proposal. Any payment not made when due shall at Accellent’s option accrue interest at the rate of 18% per annum until paid in full. To the extent that the terms of the purchase orders or any other documents related to the Services differ from or are inconsistent with the terms of this Proposal, the terms of this Proposal will control.

Accellent may discontinue Services for any Purchase Order if the Company has failed to make timely payment in full as agreed by the parties with respect to those or any other Services

Force Majeure. Neither Accellent nor Atossa shall be liable to the other for any loss or damage suffered because of the impossibility of either party performing any of its obligations to the other by reason of any fire, strike, riot, sabotage, war delay, damage by the elements, act of God, act of the public enemy, or any other unavoidable casualty of like nature beyond the control of the party in default. There shall be no liability for interruptions or delays in the making of any delivery or the performance of any act provided such interruption or delay results from any legally enforceable order of a State or Federal Government or any agency thereof. The foregoing shall not apply to any obligation of Atossa to make timely payment for Services.

The Services, or the result of any Services, produced under this Proposal shall become the property of Atossa after full payment for all Services and expenses have been received by Accellent.

Responsibilities for Accepted Services.

Accellent. With respect to any Services accepted by Atossa, Accellent shall be responsible for its warranty and indemnity obligations as provided below.

Atossa. Subject to Accellent’s warranty and indemnity obligations below, upon acceptance by Atossa of any Services, (i) Atossa shall be fully and solely responsible for such Services and the consequences of any implementation or use by Atossa or others of such Services, including without limitation, compliance with applicable laws and regulations and claims of any third parties arising from such implementation and use and, (ii) Accellent will work closely with Atossa to translate design inputs into measurable specifications however, Atossa is responsible for defining product inputs and is solely responsible for assessing clinical efficacy, or for transfers to production (iii) Accellent will work closely with Atossa to transfer the product design into production processes however, Atossa is responsible for defining product inputs and is solely responsible for assessing clinical efficacy.

Sterilization Services. Sterilization services with respect to any Product will be provided only if requested by Atossa and will only be performed as an outside service by a supplier approved by Atossa.

With respect to any such sterilization services, Accellent and Atossa will jointly review the sterilization protocol and report, which will include the results of the Sterilization Validation/Revalidation. Atossa will have final approval responsibility for all sterilization documentation (and the services provided thereunder) and is ultimately responsible for verification and certification of product sterility. Accellent and Atossa will define the product transfer and mutually agree to the terms of sterile lot release.

Proposal # 1020451	Page 12 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Warranty

Accellent Warranty. Accellent warrants that the Services hereunder shall be performed in a manner consistent with prevailing industry standards. If any Services do not comply with this warranty, Accellent shall be obligated, as Atossa’s sole and exclusive remedy, to make commercially diligent efforts to bring the non-complying Services into compliance at Accellent’s expense.

THE WARRANTY EXPRESSLY STATED ABOVE IS THE ONLY WARRANTY APPLICABLE TO THE SERVICES. ACCELLENT MAKES NO REPRESENTATION OR WARRANTY IN THIS AGREEMENT TO Atossa CONCERNING ANY PRODUCTS CONTEMPLATED BY ANY SERVICES, INCLUDING TITLE TO ANY INTELLECTUAL PROPERTY INVOLVED IN THE DESIGN OR MANUFACTURE OF SUCH PRODUCTS, THE PERFORMANCE OF ANY SUCH PRODUCTS, OR THEIR SAFETY OR THEIR FUNCTIONALITY. ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. ACCELLENT SHALL NOT BE LIABLE UNDER THIS AGREEMENT FOR ANY PUNITIVE, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, PERSONAL INJURY AND PROPERTY DAMAGE, EQUIPMENT DAMAGE, LOSS OF PROFITS OR REVENUES OR BUSINESS, COST OF CAPITAL, COST OF PURCHASE, COST OF RECALL, OR COST OF REPLACEMENT GOODS. EXCEPT WITH RESPECT TO ACCELLENT’S INDEMNIFICATION OBLIGATIONS BELOW, IN NO EVENT SHALL ACCELLENT’S LIABILITY UNDER THIS AGREEMENT, WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE EXCEED THE ACTUAL AMOUNTS PAID BY Atossa HEREUNDER DURING THE IMMEDIATELY PRECEDING TWELVE (12) MONTH PERIOD FROM WHEN THE CLAIM FOR LIABILITY AROSE.

Indemnities

Accellent. Accellent agrees to defend and indemnify and hold Atossa and its officers, directors, employees, and agents harmless against any and all claims, suits, proceedings, expenses, recoveries, and damages, including court costs and reasonable attorneys fees and expenses, by third parties against Atossa to the extent they arise out of, are based on, or are caused by Accellent’s negligence in the performance of Services, except to the extent that such arise from or are aggravated by acts of or failure to act by Atossa. Atossa will promptly notify Accellent of any such claim or demand that comes to its attention.

Atossa. Atossa agrees to defend and indemnify and hold Accellent and its officers, directors, employees, and agents, harmless against any and all claims, suits, proceedings, expenses, recoveries, and damages, including court costs and reasonable attorneys fees and expenses, by third parties against Accellent to the extent they arise out of, are based on, or are caused by (i) alleged defects in the design of any products which are the subject of the Services, (ii) any claim that any such product or its design infringes upon the intellectual property rights of third parties, (iii) statements, whether written or oral, made or alleged to be made by Atossa or its Affiliates or others on the packaging or labeling on any of such products, or in the advertising, publicity, promotion, or sale of any of such products, (iv) the storage, sale, shipment, promotion, or distribution of such products, , or (v) the implementation or use of the Design; in each case except to the extent that such arise from or are aggravated by acts of or failure to act by Accellent. Accellent will promptly notify Atossa if any such claim or demand that comes to its attention.

Benefits; Assignment; Binding Notice. This agreement is not intended to confer upon any person other than the parties, any rights or remedies hereunder and may not be assigned by either party without the prior written consent of the other party provided however, either party may assign this agreement without the prior written consent of the other, to any of its Affiliates or in connection with the sale by such party of substantially all of its assets or the business to which this agreement relates. A sale of the shares of a party or a public offering of its shares, or its merger, consolidation, or reorganization, shall not constitute an assignment of this agreement requiring the consent of the other party. Any attempted assignment in violation of the terms hereof will be null and void and of no force or effect. This agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Proposal # 1020451	Page 13 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Severability. If any term or provision of this agreement is deemed to be invalid or unenforceable, the remainder of this agreement will be unaffected thereby and each other term or provision of this agreement will be valid and enforced to the fullest extent permitted by law.

Governing Law. The validity and interpretation of this agreement and the legal relations of the parties to it shall be governed by the internal laws of the State of Massachusetts.

Proposal # 1020451	Page 14 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Appendix II: Key Personnel

TBD – contingent upon receipt date of P.O. to initiate the project.

For consistency, Accellent will make every effort to use the team members that executed the DHF audit as part of the team for this project.

Proposal # 1020451	Page 15 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Appendix III: Accellent Commitment to Quality

ONESOURCE FOR QUALITY -- Accellent recognizes that quality is among the most important factors for medical device companies. Consequently, we have chosen to focus our business exclusively on manufacturing for medical device companies.

Accellent Quality Policy

As A Medical Device Engineering, Product Development and Manufacturing Services Provider,

Accellent Is Committed To:

Exceeding Our Customers’ Expectations By:

Accelerating Time to Market

Reducing Total Delivered Cost

Providing Superior Customer Product Acceptance Through:

Business Excellence

Continuous Improvement

Teamwork

Accellent utilizes an enterprise-wide common Quality System, which ensures our customers consistent and repeatable quality from each and every Accellent facility worldwide.

The Accellent Quality System outlined in the Quality Manual complies with the following standards:

• International Standard ISO 13485

• International Standard ISO 9001

• FDA Quality System Regulation (QSRs) 21 CFR 820

• European Community Medical Device Directive (MDD) 93/42/EEC

The Accellent Quality System ensures customers receive the same high standards with respect to quality results, regulatory compliance, systematic monitoring and continuous improvement throughout Accellent. While remaining in compliance with FDA and ISO requirements, we maintain flexibility within our system to accommodate our customer’s quality needs.

TÜV Product Service is the world leader in medical device certification and is the Quality System registrar for Accellent. All Accellent facilities are registered under one certificate with TUV Product Services; this integration allows Accellent to standardize design procedures, reduce inspection cost and minimize auditing activities for our customers.

Accellent and all of its employees are committed to the highest standards of quality, delivery, and service of our products to all of our customers.

Proposal # 1020451	Page 16 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Appendix IV: Accellent Three Phase Design Control

Accellent has a Three Phase Design Control Procedure fully compliant with the current FDA QSR’s and ISO 9001 / ISO 13485. Each project is assigned an experienced Program Manager with direct responsibility in meeting customer expectations, project plan integrity, budget management, team member selection (Quality Assurance Engineer, Manufacturing Engineer, Designer, Technicians, etc.), overall coordination of activities both internal to Accellent as well as with outside suppliers and service providers.

Phase I and II are the concept development and design for manufacturing phases. Phase I consists of taking customer inputs and product specifications and transferring them into preliminary engineering drawings or prototypes. Phase II consists of design verification testing, Design Failure Modes Effects Analysis (FMEA), Design Review and may include builds for clinical or animal trials.

Phase III consists of the transfer to manufacturing and supply chain development. Production tooling is designed and procured, critical suppliers are identified and audited, manufacturing validations are carried out (including sterilization), a process FMEA is developed, all manufacturing documentation is formally introduced, operator training is conducted and all required process validations (accelerated age, transit, bioburden, etc…) are completed. Then, final unit pricing is determined. This phase ends with an extensive design review with all parties present for approval to release product.

Proposal # 1020451	Page 17 ACCELLENT CONFIDENTIAL	August 8, 2011

Development and Manufacturing Transfer for Atossa

Appendix V: Preliminary Project Gantt

(Please see the next inserted page.)

Appendix VI: Deliverables Checklist

(Inserted after Gantt.)

Appendix VII: Equipment and Fixture List

(Inserted after Deliverables Checklist.)

Proposal # 1020451	Page 18 ACCELLENT CONFIDENTIAL	August 8, 2011

Appendix V

ID	Task Name	Critical
1	**Atossa FirstCyte Project Plan**	**Yes**
2		
3	**Phase I: Transfer Preparation**	**Yes**
4	Program Management	No
5	Weekly Meetings	No
6	**Project Kick-Off**	Yes
7	Review project schedule	No
8	**Quality Plan**	**No**
9	Draft Quality plan	No
10	Review with Atossa and update	No
11	**Update Design Documentation**	**No**
12	Receive and review design input document from Atossa	No
13	Initial Product Specification	No
14	Generate / update DFMEA and risk management plan	No
15	Review and update all design drawings and specifications	No
16	Internal Design Review w/ Independent Reviewer	No
17	Review design with client w/ Independent Reviewer	No
18	**Packaging Design to Accommodate Kit with 5 of each Device**	**No**
19	Generate shelf carton and shipper design for Kit	No
20	Quote with suppliers and obtain feedback	No
21	Packaging Design Review with Atossa	No
22	Update design and finalize drawings	No
23	Procure samples for use in Pre-DV testing	No
24	**Pre-DV Build**	**Yes**
25	**Manufacturing Documentation**	**Yes**
26	Review all manufacturing documentation - extract fixture requirements	Yes
27	Update all manufacturing documentation, routers, and BOM	No
28	Prepare preliminary PFMEA - leverage existing documents	No
29	**Design/spec fixtures/equipment for assembly - leverage past project information**	**Yes**
30	Assembly Fixture Requirements	Yes
31	Generate / Update Assembly Fixture Designs and Equipment Specs	Yes
32	Assembly Fixture/Equipment Drawings and Specs	Yes
33	Conduct design review on fixtures	Yes
34	Modify fixture design based on design review feedback	Yes
35	**Assembly equipment and fixture ordering and fabrication**	**Yes**
36	Provide supplier with fixture documentation and review objective	No
37	Supplier to provide quote	Yes
38	Issue P.O. to suppliers for Equipment	No
39	Equipment lead time	No

M-1
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10

Accellent CONFIDENTIAL

Task		Summary		Rolled Up Progress		External Milestone	
Critical Task		Rolled Up Task		Split		External Milestone	
Progress		Rolled Up Critical Task		External Tasks		External Milestone	
Milestone		Rolled Up Milestone		Project Summary		Deadline	

Page: 1 of 4

Appendix V

ID	Task Name	Critical
40	Issue P.O. to supplier for fixtures	Yes
41	Assembly Fixture Fabrication	Yes
42	Assemble Fixturing	Yes
43	Assembly Fixture IQ	Yes
44	Assembly Fixture IQ Report	Yes
45	**Component Procurement and Pre-DV Build**	**Yes**
46	Provide supplier with updated part drawings	No
47	Updated supplier quotes for components	No
48	Issue P.O. to supplier	No
49	Fabricate components	No
50	Inspection of components	No
51	Build pre-DV devices, N=50	Yes
52	Sterilize DV devices	Yes
53	**Pre-DV Testing**	**Yes**
54	**Test Fixtures**	**No**
55	Prototype Test Plan	No
56	Prototype Test Methods	No
57	Test Equipment Design	No
58	Quote fabrication	No
59	Issue P.O.	No
60	Test Equipment Fabrication	No
61	Test Equipment Assembly	No
62	Test Equipment IQ	No
63	Test Equipment IQ Report	No
64	**Prototype Testing**	**Yes**
65	Pre-DV Testing (include preliminary simulated transit / age)	Yes
66	Pre-DV report	Yes
67	Update COGS for devices	No
68	Design Review	Yes
69		
70	**Phase II: Design Development and Verification**	**Yes**
71	Program Management	No
72	Weekly Meetings	No
73	Review project schedule	No
74	Update Quality Plan	No
75	Update Product Specification	Yes
76	Update Models and Drawings	Yes
77	Update DFMEA	No
78	Create Master Validation Plan	No

M-1
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10

Accellent CONFIDENTIAL

Task | Critical Task | Progress | Milestone | Summary | Rolled Up Task | Rolled Up Critical Task | Rolled Up Milestone | Rolled Up Progress | Split | External Tasks | Project Summary | External Milestone | External Milestone | External Milestone | Deadline

Page: 2 of 4

Appendix V

ID	Task Name	Critical
79	**Manufacturing**	**No**
80	Update Fixture and equipment as required	No
81	Update PFMEA	No
82	Update Manufacturing Assembly and Inspection Procedures	No
83	Release IMS documentation	No
84	Update routing forms	No
85	BOM into the ERP system	No
86	Equipment Fixture IQ, OQ	Yes
87	Update Cost Estimates	No
88	**Labeling and DFU - Client**	**No**
89	Receive Label & DFU--enter into system, create inspection techniques	No
90	Create Label Design	No
91	**Procure DV Components**	**Yes**
92	Procure DV Components - order parts for validation, clinical, and PQ concurrently	Yes
93	Add suppliers to ASL	No
94	Review Production Tooling Validations from Vendors	No
95	Incoming Inspection of Components	Yes
96	**Design Verification and Clinical Build**	**No**
97	Train assembly personnel on assembly of product	No
98	Genarate Pilot Work Order	Yes
99	Build and Package Verification Devices, N=100	Yes
100	Sterilization Protocol	No
101	Sterilize Units (2x)	Yes
102	Build clinical devices (~100)	No
103	Sterilize Clinical devices	No
104	Sterile Lot release process for clinical devices	No
105	**DV Testing**	**No**
106	Update DV Test Plan	No
107	Update DV Test Method	No
108	Create Test Method Validation Plan	No
109	**DV Fixtures and Test Method Validation**	**No**
110	Update DV fixtures as needed	No
111	Execute test method validation on all fixtures (use devices from training build)	No
112	Write Gage R&R report	No
113	**Execute DV Tests**	**No**
114	DV test 1	No
115	DV test 2	No
116	DV test 3	No
117	DV test 4	No

M-1
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10

Accellent CONFIDENTIAL

Task	Summary	Rolled Up Progress	External Milestone
Critical Task	Rolled Up Task	Split	External Milestone
Progress	Rolled Up Critical Task	External Tasks	External Milestone
Milestone	Rolled Up Milestone	Project Summary	Deadline

Page: 3 of 4

Appendix V

ID	Task Name	Critical
118	**Design Review preparation**	**No**
119	Complete Design Verification report	No
120	Update Product Specification	No
121	Update PFMEA	No
122	Update DFMEA	No
123	Design History File Update and Audit	No
124	Design Review	No
125		
126	**Transit, Aging, Biocompatibility**	**No**
127	Complete Transit Test Protocol	No
128	Conduct Transit Testing	No
129	Complete Transit Testing Report	No
130	Ambient/Accelerated Aging Protocol	No
131	Start Aging Testing (1yr)	No
132	Accelerated aging report	No
133	Biocompatability Test Protocol	No
134	Biocompatibility testing & Report	Yes
135	**Clincal Devices available for shipment to Atossa**	**No**
136		
137	**Phase III: Design Validation and Transfer**	**Yes**
138	Program Management	No
139	Weekly Meetings	No
140	Review project schedule	No
141	Finalize Master Validation Plan and obtain Customer approval	No
142	Update all documentation in preparation for PQ builds	No
143	**PQ Readiness Review Meeting**	**Yes**
144	**Conduct Three-Lot manufacturing Validation - (PQ)**	**Yes**
145	**Lot 1**	**Yes**
146	Build / Inspect Units	Yes
147	**Lot 2**	**Yes**
148	Build / Inspect Units	Yes
149	**Lot 3**	**Yes**
150	Build / Inspect Units	Yes
151	Perform Bioburden and Sterility Testing	Yes
152	Complete Sterilization Validation Report	Yes
153	Complete DMR - includes all Manufacturing Documentation	Yes
154	Design History File audit	Yes
155	Documentation updates for design review	Yes
156	**Design Review - Commercial Release**	**Yes**

M-1
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10

Task
Critical Task
Progress
Milestone
Summary
Rolled Up Task
Rolled Up Critical Task
Rolled Up Milestone
Rolled Up Progress
Split
External Tasks
Project Summary
External Milestone
External Milestone
External Milestone
Deadline

Accellent CONFIDENTIAL

Page: 4 of 4

Appendix VI

DELIVERABLES CHECKLIST

accellent

Project Name FirstCyte Ductal Lavage	**Project Manager** ______________________
Project Number ______________________	**Customer** Atossa Genetics

Customer Deliverables to Accellent Prior to Project Initiation	Accellent	Customer	Description
Informal Design Inputs/Product Requirements*		X	List of user requirements including customer and regulatory requirements applicable to the device.
Customer Project Team		X	List of project team members and/or charter.
Device COGS Targets		X	Estimate of product cost to customer.
Product Samples		X	Physical samples of competive or predicate devices.
Customer Quality System Requirements		X	When customer wants Accellent to use their assembly, inspection, quality system or equipment drawings, these documents are either provided at this time or defined. This can also be in the form of a quality , design and development or supply agreement.
Regulatory Plan		X	A plan that defines the anticipated international and federal regulatory requirements for submissions and labeling.
Production Volume/Market Size Expectations		X	Customers marketing plan and/or timing and volume expectations for product launch.

Phase I Deliverables Transfer Preparation	Accellent	Customer	Description
Project Plan	X		Updated Gantt chart outlining phase activities and responsibilities which can be used in conjunction with this checklist or this checklist may be used as the project schedule for less complex projects.
Design History File gap analysis	X		Gap Analysis to determine the full scope of re-building the DHF required prior to releasing the devices into production.
Design Inputs Document		X	Requirements for product features and performance.
Product Development Quality Plan	X	Review and approve	This document sets forth the procedure by which Accellent defines, plans for, controls, documents, and assures that the design of all new and/or redesigned products complies with specified design requirements, customer expectations and quality system regulations. This checklist is attached to the product Development Quality Plan and updated as appropriate.
Product Specification	X	Review and approve	Measureable performance requirements.
CAD Models	X		CAD models for part making up the devices.
CAD drawings	X		Dimensioned drawings adequate for production quoting and manufacturing.
Packaging Design (CAD Models & Drawings)	X		CAD models for final release. Dimensioned drawing for part and tooling release.
Pre-DV Test Plan	X	Review and approve	List of tests to be performed on prototypes.
Pre-DV Test Protocol	X	Review and approve	Methods to be used to test prototypes against requirements.
Assembly Fixture Requirements	X		Report summarizing the fixture needs.
Assembly Fixture Concepts (CAD Models)	X		3-D design for fixturing.

Form MSC-04.01 Rev 3 DAR 08-033 Approval Date: 2/19/09 Effective Date: 2/22/09
1 of 6

Appendix VI
DELIVERABLES CHECKLIST
accellent

Assembly Fixture CAD Drawings	X		2-D drawings of fixture design and support documentation for fabrication of fixturing
Assembly Fixture Fabrication	X		Machining of assembly fixturing
Assembly Fixture IQ	X		Conduct IQ/FAI on assembly fixtures
Assembly Fixture IQ Report	X		Prepare IQ/FAI on assembly fixture report
Test Equipment Design	X		Design test equipment
Test Equipment Fabrication & Assembly	X		Machine test equipment
Test Equipment IQ (Protocol and Execution)	X		Develop protocol and perform IQ on equipment
Test Equipment IQ Report	X		Report IQ on equipment
Pre-DV build	X		Assembly of pre-DV devices.
Pre-DV testing	X		Tests conduced on pre-DV devices.
Pre-DV report	X	Review and approve	Report summarizing the results of testing.
Updated Bill Of Materials (BOM) & Cost Estimate	X	Review and approve	Preliminary list of components required for assembly of the product including estimated labor required for product assembly.
Application FMEA		X	A hazard analysis that looks at the functionality of the product and other product interface based on types of hazards such as chemical, electrical, user etc.
Design Review	X	X	Technical review of the product design.
Phase Review	X	X	Phase deliverable summary meeting including project risk analysis, project plan update and business review.

Phase II Deliverables **Design Development and Verification**	**Accellent**	**Customer**	**Description**
Project Plan	X		Updated Gantt chart outlining phase activities and responsibilities which can be used in conjunction with this checklist or this checklist may be used as the project schedule for less complex projects.
Product Development Quality Plan	X	Review and approve	This document sets forth the procedure by which Accellent defines, plans for, controls, documents, and assures that the design of all new and/or redesigned products complies with specified design requirements, customer expectations and quality system regulations.
Product Specification	X	Review and approve	Measureable performance requirements.
Design FMEA	X	Review and approve	Failure risk analysis related to the design of the product.
3D CAD Models	X		CAD models for final release.
2D CAD Drawings	X		Dimensioned drawing for part and tooling release.
Production Tooling Verification - Qualify Components	X		Fabrication of components and Inspection of components to confirm designed dimensions/features are meeting specification and that a process for molding has been finalized.
Production Tooling Parts	X		Fabrication of components.
Process FMEA	X		Failure risk analysis related to the manufacturing of the product.
Packaging Design (CAD Models & Drawings)	X		CAD models for final release. Dimensioned drawing for part and tooling release.
Selected & Audited Suppliers	X		Performance assessment confirming supplier can be placed on an Approval Supplier List (ASL). Review Surveys, maintain approved supplier list, audit suppliers as needed.

Effective Date: 2/22/09
Form MSC 04.01 Rev 3 DAR 08-022 Approval Date: 2/19/09 2 of 6

Appendix VI
DELIVERABLES CHECKLIST

accellent

Master Validation Plan	X	Review and approve	A master validation plan is a list of activities needed to validation the product including IQ, OQ, PQ and PPQ which includes a list of critical characteristics that need to be controlled for each part.
Facility IQ Protocol	X		A document that defines the facility requirements needed to mfg. the product.
Assembly & Inspection Fixture/Equipment Design	X		CAD models for final release.
Assembly & Inspection Fixture/Equipment Documentation	X		Dimensioned drawing for tooling release.
Assembly & Inspection Fixture/Equipment Fabrication	X		Fabrication of fixture design
Assembly Fixture FAIR	X		Verification that the fixture meets the drawing requirements. This is included in the IQ for equipment. Fixtures do not require IQ.
Assembly & Inspection Fixture/Equipment Manuals & Spare Parts Lists	X		Documentation required to operate, maintain and repair equipment and fixtures
Test Method Validation Protocol/Report (GR&R's)	X		Verification that test equipment and processes are adequate for determining acceptability of product.
Qualification of Suppliers - Key Supplier Control Plans	X		Key suppliers are suppliers whose parts have a direct impact on the product performance of the part and/or the mfg. process. Control Plans are used to define FAIR, inspection plans, and multiple lots receipts, which are needed to qualify suppliers process (supplier IQ/OQ/PQ/MVP).
FAIR	X		A document outlining the method and technique for measuring product attributes specified on the print. Parts should have traceability i.e.. part no. and revision no. and purchased against an approved specification.
Manufacturing Assembly Procedures	X		Flow chart and assembly documentation detailing instruction for producing product.
Inspection Method Sheets	X		Based on results from FAIR, review of the supplier controls, and a review of the design and process FMEA action plans, define the product/part attributes that will be inspected. Inspection level is based on the attribute criticality (major, minor, critical).
Facility IQ Report	X		A summary of the completed activities needed to prepare the facility to mfg. the product.
Receive and Inspect Parts	X		Receive and inspect parts to ensure documented traceability using trained personnel and approved IMS. Parts can be received into inventory at zero cost if using Oracle; however, part numbers can be assigned without the use of Oracle. Supplier can be conditional at this point when verifying that supplier is on ASL.
IQ including Packaging Protocol	X		A document outlining the manufacturing & test equipment is installed and operational prior to OQ/PQ (Attach or reference Preventive Maintenance, Calibration, Manuals, spare parts list, etc.)
IQ Execution	X		The execution of the installation qualification protocol.
IQ Report including packaging	X		A summary report for the installation qualification results.

Form MSC-04.01 Rev 3 DAR 08-033 Approval Date: 2/19/09 Effective Date: 2/22/09
3 of 6

Appendix VI
DELIVERABLES CHECKLIST

accellent

Design Verification (DV) Test Protocol	X	Review and approve	A document outlining the testing required to assure design outputs meet the design inputs which includes defining the process and equipment necessary to perform the testing.
Design Verification Build	X		Fabrication of assemblies using pilot work order process.
Clinical build	X		Build 100-200 devices to provide to Atossa for clinical testing.
Design Verification Testing	X		The execution of the Design Verification Test Methods.
Design Verification Report	X	Review and approve	A summary report for Design Verification Testing
Transit Validation (Distribution) Testing Protocol	X	Review and approve	A document outlining the testing required to assure that the product can withstand the rigors of transportation that can result in shipping damage.
Stability Testing (Accelerated and Real Time Aging) Protocol	X	Review and approve	A document outlining the testing required to assure that the product can meet the product performance requirements after real time aging and accelerated aging.
Biocompatibility Testing Protocol	X	Review and approve	A document outlining the testing required to assure the selected material will not result in a toxic or injurious effects to the patient. Testing requirements are dependant on the product to patient contact and duration that the product remains in contact with the patient.
Biocompatibility Testing	X		Executing the biocompatibility testing protocol.
Preliminary Stability Testing (Accelerated and Real Time Aging) Report	X	Review and approve	Sterile product requires an expiration date. Prior to human use, initial studies must be completed to support the expiration date which is usually a minimum of six months and/or the expected duration of the clinical build.
Biocompatibility Testing Report	X	Review and approve	A summary report for biocompatibility testing
Sterilization Validation Protocol	X	Review and approve	A document outlining the testing required to assure product sterilization requirements
Sterilization Validation Testing	X		The execution of the sterilization validation protocol
Sterilization Validation Report	X	Review and approve	A summary report for sterilization validation test results
Design Review	X	X	Technical review of the product design.
Phase Review	X	X	Phase deliverable summary meeting including project risk analysis, project plan update and business review.
Design History File	X		Compilation of records which describes the design history of a finished device.
510(k) or other regulatory submissions		X	File 510k Regulatory submission to FDA or other regulatory body or other type of submission such as PMA.
Simulated Use/Animal Testing		X	A simulation of product performance on animals with a summary report outlining results.
510(k) or other regulatory submission approval		X	Regulatory approval from FDA or other regulatory body.

Form MSC-04.01 Rev 3 DAR 08-033 Approval Date: 2/19/09 Effective Date: 2/22/09
4 of 6

Appendix VI
DELIVERABLES CHECKLIST
accellent

Market / Clinical Study		X	In order to validate the design, human use builds may be needed to challenge product performance if simulated use cannot be used. In order to use product on humans, the product must have received regulatory approval from the FDA and the design must be verified, otherwise this is an animal or cadaver study. A Pilot Work Order is used to document the build in order to ensure traceability, documented procedures, release testing and training.
Design Validation Report		X	The report summarizes the results of testing from the validation protocol.
Labeling Copy & DFU Specifications		X	Product use and labeling specifications.

Phase III Deliverables Design Validation and Transfer	Accellent	Customer	Description
Project Plan	X		Updated Gantt chart outlining phase activities and responsibilities which can be used in conjunction with this checklist or this checklist may be used as the project schedule for less complex projects.
Production Tooling Validation	X	Review and approve	Fabrication and Inspection of components to confirm designed dimensions/features are meeting specification and that a process for molding has been finalized. (Includes DOE or process studies, OQ and PQ)
Production Assemblies	X		Fabrication of components.
Updated Design FMEA	X	Review and approve	Based on completion of recommended actions and identification of any new failure modes, update FMEA(s).
Updated Process FMEA	X		Based on completion of recommended actions and identification of any new failure modes, update FMEA(s).
Transit Validation Testing	X		The execution of the transit validation protocol.
Transit Validation Test Report	X	Review and approve	A summary report for Transit validation test results.
Accelerated Aging Testing	X		The execution of the acceleration aging protocol.
Preliminary Accelerated Aging Report	X	Review and approve	A summary report for accelerated aging test results to date for accelerated age testing. Real time age testing maybe included.
Training Materials/Records	X		A document summarizing operators have been trained to the applicable manufacturing procedures.
Place Purchase Orders for Parts	X		Order parts using Oracle or other inventory management process.
Receive and Inspect Parts	X		Receive and inspect parts into inventory using trained personnel and approved IMS. Verify that supplier is on ASL.
OQ including Packaging Protocol	X	Review and approve	A document outlining the testing required to assure equipment is operational and meets requirements across manufacturing process range prior to PQ.
OQ testing	X		The execution of the operation qualification protocol.
OQ Report including packaging	X	Review and approve	A summary report for the operation qualification test results. Human use builds intended for distribution, require pilot work order.
PQ Protocol	X	Review and approve	The PQ is a document outlining the testing required to assure the process is qualified.
PQ Testing	X		The execution of the process qualification protocol.

Form MSC-04.01 Rev 3 DAR 08-033 Approval Date: 2/19/09 Effective Date: 2/22/09
5 of 6

Appendix VI

DELIVERABLES CHECKLIST

accellent

PQ Reports	X	Review and approve	A PQ is a summary report for process qualification test results. Once completed, the master validation is updated to summarize all of the completed IQ, OQ, and PQ activities.
Complaint Analysis and CAPA Closure	X		Respond to customer complaints and close CAPA in accordance with system level procedures.
Update Product Development Quality Plan	X	Review and approve	Update plan based on any deviations and/or new requirements.
Design Transfer Checklist	X		Review of a list of required deliverables for transfer of the design to manufacturing.
Design History File/Checklist	X		A comprehensive list which describes the required elements of the design history for a finished device.
Final Design Review	X	X	Technical review of the product design.
Device Master Record:	X		Compilation of records containing the procedures and specifications for the finished device
			- Product, package & component drawings
			- Tooling & Fixture drawings
			- Manufacturing Process Flow Charts
			- Manufacturing procedures / routing forms
			- Inspection Requirements & Test Methods (Product,
			- Process Control Requirements
			- Preventive Maintenance & Calibration Procedures
			- Bill of Materials (BOM)
			- Released label copy
Production Volumes Ramp Plan		X	
Limited Market Release Testing		X	The objective results of testing the product in the user environment to obtain marketing feedback.
Phase Review	X	X	Phase deliverable summary meeting including project risk analysis, project plan update and business review

Form MSC-04.01 Rev 3 DAR 08-033 Approval Date: 2/19/09 Effective Date: 2/22/09

6 of 6

Appendix VII

FirstCyte Equipment and Fixture List
MicroCatheter DV fixtures
Aspirator DV fixtures
Dilator DV fixtures
Seal Cutting Block
EFOS Acticure, Serial # A4000-01772
EFOS Acticure, Serial # A4000-01774
HYPO-TUBE PUNCH
Side Leg Tensile Fixture
Luer Tensile Fixture
Probe Tensile Fixture
Razor Blade Holder
Seal Punch Guide Block
Seal Slicing Fixture
Dilator Necking Die
Slicer Blade Holder
Catheter Cutter
Aspirator Gauge
Foam Alignment Gauge
Catheter Tipping Mold
Tipping Mold and Clamp
Snap Gauge, Mitutoyo
UV Curing Station
EFOS Ultracure 100SS - 5833
EFOS Ultracure 100SS - 8830
EFOS Ultracure 100SS - P1001-00017
EFOS Acticure A4000 - 00770
EFD Adhesive Dispenser #1
EFD Adhesive Dispenser #2
EFD Adhesive Dispenser #3
Test Gauge 0 - 200
Test Gauge 0 - 30
Vaccum Test Gauge 30 -0 inHg
Scale, 6" Stainless Steel
Tray sealing die
Benches